                                                                    EXHIBIT 99.1

                                    AGREEMENT

                   EVERLAST FITNESS MANUFACTURING CORPORATION

                                       AND

    INTERNATIONAL  UNION  OF  ELECTRONIC,   ELECTRICAL,  SALARIED,  MACHINE  AND
FURNITURE WORKERS, IUE-CWA, A DIVISION OF THE COMMUNICATION WORKERS OF AMERICA.
                                   LOCAL 86820

                          JUNE 6, 2005 TO JUNE 5, 2009

ARTICLE NO.     SUBJECT TEXT                                            PAGE NO.

                AGREEMENT                                                     1
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ARTICLE I       UNION RECOGNITION                                             2
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ARTICLE II      UNION SECURITY                                                2
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                WAGE DEDUCTION AUTHORIZATION                                  4
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ARTICLE III     SENIORITY                                                     5
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ARTICLE IV      HOURS OF WORK AND OVERTIME & HOLIDAY PAY                      5
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ARTICLE V       HOURLY RATES                                                   8
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ARTICLE VI      GRIEVANCE PROCEDURE                                            9
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ARTICLE VII     NO STRIKES OR LOCKOUTS                                        10
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ARTICLE VIII    MANAGEMENT                                                    11
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ARTICLE IX      VACATIONS                                                     11
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ARTICLE X       LIFE INSURANCE, MEDICAL & DISABILITY BENEFITS                 12
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ARTICLE XI      FUNERAL LEAVE                                                 14
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ARTICLE XII     MISCELLANEOUS                                                 15
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ARTICLEXIII     ESTABLISHING INCENTIVE TIME ALLOWANCE                         17
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ARTICLE XIV     TERM OF AGREEMENT                                             18
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                                    AGREEMENT

This  agreement,  made and  entered  into this  sixth  day of June,  2005 by and between  Everlast  Fitness Mfg. Corp., of Moberly,  Missouri,  herein called the
"Company" and International Union of Electronic,  Electrical,  Salaried, Machine
and  Furniture  Workers,  IUE-CWA,  a division of the  Communication  Workers of
America, and Local 86820, herein called the "Union".

                                    ARTICLE I
                                   RECOGNITION

The company recognizes the Union as the exclusive  collective  bargaining agency of all  production  and  maintenance  employees but excluding  office  clerical, sales, guards, over-the-road drivers,  professional and supervisory employees as defined in the Act.

                                   ARTICLE II
                                 UNION SECURITY

SECTION 1. All present  employees  of the  Company,  and those who in the future enter the bargaining unit after completing the required  training period,  shall become, and shall remain,  members of the Union in good standing,  as a term and condition of employment.

     A)  All present  employees  who are in training as of June 6, 2005 shall be subject to the training provisions in effect. All new employees will be subject to these same provisions.

     B)  All employees,  upon satisfactory  completion of their training period, shall receive the hourly wage set by ARTICLE V.

SECTION 2. Any employee  hired or  transferred  into the  bargaining  unit on or after the effective date of this Agreement and covered by this Agreement,  shall be  required  as a condition  and term of  employment  to become a member of the
Union, on and after the completion of the training period following  transfer or beginning of employment, and maintain membership for the life of this Agreement.

SECTION 3. All present and future  employees,  required to become members of the bargaining  unit, shall execute the necessary wage deduction  authorizations  as hereinafter  set forth,  to enable the Company to deduct from the said employees wages,  the Union  initiation fee and appropriate  membership dues from the last payroll week of the month  following the  completion  of the training  period of employment  with  the  Company  and  on  such  successive  pay  days  as  may be appropriate.

                          Agreement Dated June 6, 2005
                         Everlast Fitness Mfg. Corp. And
                   Local 86820, IUE,E,S,M,& F Workers IUE-CWA
               A Division of the Communication Workers of America
                                  Page 2 of 18

SECTION 4. All new full time  employees  shall be in  training  with the Company during the first 480 work hours of their employment,  and the employee must work at least 480 work hours to complete the training period.  The Company shall have the right to  discharge  such  employees  during  the  training  period  without recourse by the Union.

     A)  A former  employee  may be rehired  on the basis  that Union  seniority would be based upon the date of rehire and be treated as a new hire.

     B)  All other  provisions  regarding a new  employee  and  eligibility  for benefit shall prevail for such rehired personnel.

     C)  Only the Company  shall have the right to  determine  whether or not to re-hire a former employee.

     D)  In the  event  the  Company  finds it  needs  some  additional  time to evaluate an employee in training the  training  period will be extended up to two (2) weeks providing this has the approval of such an employee and the Union is provided with a written notice of such an extension.

     E)  Upon  completion  of the 480 hour  training  period  Temporary  workers become Union employees. The standard training period is included in the
         480 hours.

SECTION 6. The Company agrees to check off Union initiation fees and appropriate membership  dues from the paychecks of those employees for whom it has on file a proper, signed wage deduction authorization.

                          Agreement Dated June 6, 2005
                         Everlast Fitness Mfg. Corp. And
                   Local 86820, IUE,E,S,M,& F Workers IUE-CWA
               A Division of the Communication Workers of America

                                  Page 3 of 18

                          WAGE DEDUCTION AUTHORIZATION

Everlast Fitness Mfg. Corp.,                                  Date:_____________
Moberly, Missouri

I hereby  assign to Local  86820,  affiliated  with the  International  Union of
Electronic,  Electrical,  Salaried,  Machine and Furniture  Workers,  IUE-CWA, a
Division of the Communication Workers of America, from any wages earned or to be earned  by me as your  employee,  a sum,  or sums,  equal to the  amounts  of my initiation fee and membership  dues in said Union. I authorize and direct you to deduct such  amounts from my first pay for each month and to remit same to Local
86820.

The assignment and authorization  shall be irrevocable for the period of one (1)
year, or until the termination of the collective  bargaining  agreement  between the Employer and the Union, whichever occurs sooner, and I agree and direct that this assignment and  authorization  shall be automatically  renewed and shall be irrevocable  for  successive  periods  of one (1) year each or for the period of each succeeding  applicable  collective  agreement  between the Employer and the
Union,  whichever shall be shorter,  unless written notice is given by me to the
Employer ten (10) days prior to the  expiration  of each period of one (1) year, or of each applicable  collective  agreement between the Employer and the Union, whichever occurs sooner.

                                                --------------------------------
                                                     Employee

                          Agreement Dated June 6, 2005
                         Everlast Fitness Mfg. Corp. And
                   Local 86820, IUE,E,S,M,& F Workers IUE-CWA
               A Division of the Communication Workers of America

                                  Page 4 of 18

                                   ARTICLE III
                                    SENIORITY

SECTION  1  Increases  in the work  force  shall  be  accompanied  by a  posting procedure.  Notice of all jobs will be posted on  departmental  bulletin  boards designated  for that purpose and the notice shall remain  posted for a period of at least 48 hours including Friday and the following Monday.  Employees shall be given  preference in  accordance  with the length of their  continuous  service, subject to their  ability to perform the work in question,  it being  understood that efficiency is a necessary requisite.  Employees are limited to one position
(job) change in a six month period.

Overtime  shall be by  seniority.  The senior  employee  shall be asked to first accept or reject the overtime requested.

SECTION 2. In the event that any  employee of the Company  shall enter the Armed
Forces of the Country while a state of war exists, or under compulsory  military service or industrial service,  the Company will return them to their respective positions  when they are  separated  from such  service and give them credit for seniority for the time spent in such military or  industrial  service,  provided that such employees would, under normal working  conditions then prevailing,  be so employed by the Company,  are not physically  incapacitated  to perform their usual work,  and report for work within three (3) months of discharge  from such service.  Said  employees  must  present a discharge  from  service  that is not dishonorable as a prerequisite to rehire.

SECTION 3.  Temporary  layoffs due to lack of work,  illness of the  employee or
other  causes  beyond  the  control  of  the  parties,   shall  not   constitute
interruptions  of  continuous  service as those terms are used in this  section;
provided,  however,  that the continuous  service of an employee shall terminate when he/she  shall not have  performed  any work for the Company for a period of one (1) year or their length of active  service,  whichever is less,  as well as upon resignation or discharge for proper cause,  and, further if within five (5)
working days after  mailing to the  employee's  last known  address of notice to return by the Company;  such an employee  shall be considered to have refused to return to work.

SECTION  4.  Exception  to  termination  in the event that an  employee  did not perform any work for any reason for one (1) year (per  Section 3 above) shall be as follows:

     A)  Employees,  as of  January  1st,  with at  least  six (6)  years  prior continuous  service shall have time of termination  extended to fifteen
         (15) months.

     B)  Employees,  as of  January  1st,  with at least  nine (9)  years  prior continuous service shall have time of termination  extended to eighteen
         (18) months.

                          Agreement Dated June 6, 2005
                         Everlast Fitness Mfg. Corp. And
                   Local 86820, IUE,E,S,M,& F Workers IUE-CWA
               A Division of the Communication Workers of America

                                  Page 5 of 18

     C)  Employees,  as of January  1st,  with at least  twelve (12) years prior
         continuous   service  shall  have  time  of  termination   extended  to
         twenty-one (21) months.

     D)  Employees,  as of January 1st,  with at least  fifteen (15) years prior
         continuous   service  shall  have  time  of  termination   extended  to
         twenty-four (24) months.

SECTION 5. When a layoff occurs the Company shall give as much advance notice as is practicable under the  circumstances,  provided that for layoffs in excess of five (5) working  days,  the Company will notify the  employees at least two (2)
working days before  layoff,  or the Company will provide  sixteen (16) hours of straight  time pay in lieu of such  notice.  In the event of layoff or discharge the Company will  provide the  employees  with a paycheck on the next  scheduled payday.

Layoffs are by  seniority  by position.  More senior  employees  may bump a less senior  employee  from the bottom of the plant  seniority  list.  Providing  the moving  employee has the required  skill set for the position they are moving in
to.  Voluntary  layoffs  will be  permitted  dependant  upon  position  and work required.

SECTION 6. During the contract  terms the President and  Secretary-Treasurer  of the Local Union shall be recognized as having  super-seniority in the event of a reduction of force, providing they have the ability to perform the assigned work with skill and efficiency.

SECTION 7. The Company shall monthly post and keep current a seniority list.

                                   ARTICLE IV
                                  HOURS OF WORK
                            OVERTIME AND HOLIDAY PAY

SECTION 1. All employees shall be paid at the rate of one and a half times their regular  hourly  rate for all hours  worked in excess of 8 hours per day.  There shall be no  pyramiding  of weekly  overtime  premium for the same hours worked.
Vacation time will not be counted  toward the 8 hours worked per day.  Employees past  attendance  will be considered in  extenuating  circumstances  for excused attendance.  There shall be no pyramiding of daily and weekly  overtime  premium for the same hours worked. The Company shall also pay employees one and one-half times the regular  hourly rate for all work  performed  on any of the  following holidays in addition to holiday pay under Section 2 of this Article:

o    New Year's Day            o    Friday after Thanksgiving Day
o    Good Friday               o    Christmas Eve
o    Memorial Day              o    Christmas Day
o    Independence Day          o    Employee's birthday as set forth
o    Labor Day                      below
o    Thanksgiving Day

                          Agreement Dated June 6, 2005
                         Everlast Fitness Mfg. Corp. And
                   Local 86820, IUE,E,S,M,& F Workers IUE-CWA
               A Division of the Communication Workers of America

                                  Page 6 of 18

If any of the  above  mentioned  holidays  fall on a  Saturday,  they  shall  be observed on the proceeding  Friday. If any of the above mentioned  holidays fall on a Sunday,  they shall be observed  on the  following  Monday.  In the case of holidays which fall back to back (Example:  Christmas Eve and Christmas Day) the
Company and Union shall meet for the purpose of agreeing to the calendar days to be selected as the paid holidays.

In the  event  that the  employee's  birth  date is the same as one of the other designated  holidays,  he or she will have the option of observing  the Birthday holiday the workday  preceding  the other  holiday or the workday  following the other holiday.

If the employee's  birthday falls during his or her designated  vacation period, for the first year of the Contract,  he or she will have the option of observing the Birthday  holiday the work day preceding the vacation period or the work day following the vacation period.

If an employee  wishes to take the  Birthday  holiday on some other day then the exact  day of this  birthday,  or the  Friday or  Monday  such a request  to his supervisor,  who may, at the discretion of the Company,  approve such a request, provided  the request is made seven (7) days prior to his or her birth date.  If the change is approved,  the employee  will receive  straight  time pay for work performed on the employee's birth date.

Twice the  employee's  regular  hourly rate will be paid for all work  performed
Sundays.

SECTION 2. Although no work is performed thereon,  employees shall receive eight
(8) hours pay at their regular hourly rate  regardless of day holidays occur for the New Year's Day, Good Friday,  Memorial  Day,  Independence  Day,  Labor Day,
Thanksgiving Day, Friday after  Thanksgiving Day,  Christmas Eve,  Christmas Day and Employee's Birthday provided that:

     A)  The employee has  completed the required  training  period prior to the holiday.

     B)  The  employee  has  worked  his or  her  regular  eight  (8)  hour  day immediately  prior to and  succeeding the holiday unless excused by the
         Company.

SECTION 3. Full time  employees  reporting  for work as  directed by the Company shall be  provided  with  four (4) hours  work or four (4)  hours  pay  provided however,  that this  shall not  apply to  employees  who were not at work on the preceding  work day or unless failure to put him/her to work is beyond the power of the  Company.  The Company  shall make every  attempt to notify  employees of known emergencies.

                          Agreement Dated June 6, 2005
                         Everlast Fitness Mfg. Corp. And
                   Local 86820, IUE,E,S,M,& F Workers IUE-CWA
               A Division of the Communication Workers of America

                                  Page 7 to 18

SECTION 4. All employees are required to work such reasonable  overtime as shall be directed by the Company. Reasonable overtime is defined as eight (8) hours of overtime Monday through Thursday and eight (8) hours of overtime on Saturday for no more than three  consecutive  weeks.  All  overtime  on Friday is  voluntary.
Employees  providing a reasonable  verified excuse for not working overtime will be excused from such overtime by the Company. Any employee who refuses to work a reasonable  amount of such  overtime  without  providing a  reasonable  verified excuse may be discharged following the third unexcused refusal during the twelve
(12) month period from January 1 through December 31.

Insofar as practical, the Company shall provide at least eight (8) working hours notice in advance for all overtime to be worked on Monday  through  Friday.  For overtime  hours to be worked on Saturday and Sunday,  the Company  shall give at least sixteen (16) working hours notice to the affected employees.

                                    ARTICLE V
                                  HOURLY RATES

SECTION 1.  Employees who have completed the training  period,  prior to June 6,
2005 shall receive an hourly  increase as follows;  providing they are employees in good standing on the dates shown below:

     A)  On June 6, 2005:  Current Union employees will be increased  fifty-five
         ($.55) cents per hour.
     B)  On June 6, 2006: Fifty ($.50) cents per hour.
     C)  On June 6, 2007: Fifty ($.50) cents per hour
     D)  On June 6, 2008: Fifty ($.50) cents per hour

SECTION 2.
     A)  The date of employment and the seniority date will be date of hire.

SECTION 3.
      A) The Company  shall  provide the Union with a monthly wage and seniority list.

                          Agreement Dated June 6, 2005
                         Everlast Fitness Mfg. Corp. And
                   Local 86820, IUE,E,S,M,& F Workers IUE-CWA
               A Division of the Communication Workers of America

                                  Page 8 of 18

                                   ARTICLE VI
                               GRIEVANCE PROCEDURE

SECTION 1. Should any  difficulties  arise  between the Company and the Union or between the Company and an employee or  employees,  an earnest  effort  shall be made to settle such  difficulties in the following manner. In order to determine whether any  difficulty  does exist,  an employee  shall not be  precluded  from bringing any complaint to his/her supervisor's attention:

Step 1. Between grieving employee (s), and the supervisor of the department.

Step 2. Between grieving  employee (s), and the department  supervisor,  a union representative, and appropriate company representative.

Step 3. Between grieving employee (s), a union  representative,  and appropriate officer of the Company as designated by the Company.  At this step the grievance shall be submitted in writing and signed by the aggrieved employee (s).

Step 4.  Between  grieving  employee  (s),  a union  representative  and/or  the
International  Representative  of the  Union,  and  appropriate  officer  of the
Company as designated by the Company.

Step 5. In the event the parties cannot agree upon disposition of the grievance, it shall be submitted,  at the insistence of either party, to  arbitration.  The arbitrator  shall be chosen from a list of candidates  obtained from the Federal
Mediation and  Conciliation  Service and must be approved by both  parties.  The arbitrator  shall  meet with the  parties  and  decide  the  dispute  as soon as possible.  A  decision  of the  arbitrator  shall be final  and  binding  on all parties.  Any  expense  incident  to such  arbitration  shall be shared  equally between the Company and the Union.

SECTION 2. The  Company  will not  discriminate  against  any member of the Shop
Committee because of his affiliation or activity with the Union.

SECTION  3. The  Company  will  notify  the  Local  Union of  employees  who are discharged,  but not  including an employee who has not been  employed  past the training period.

SECTION 4. Any grievance not concluded under Step 3 must be submitted in writing within five (5) days from the date of occurrence.

                          Agreement Dated June 6, 2005
                         Everlast Fitness Mfg. Corp. And
                   Local 86820, IUE,E,S,M,& F Workers IUE-CWA
               A Division of the Communication Workers of America

                                   Page 9 of 18

SECTION 5. During the term of this  Agreement  the Company will  compensate  all members,  stewards,  and  officers  of the Local  Union for all time lost during regular  working  hours while  processing  grievances  and for meeting  with the
Company and for any other Union activities except that such  compensation  shall not exceed two hundred twenty five (225) hours of  straight-time  wages combined for all of the members,  stewards and officers.  Any individual  time spent that shall be less than ten (10)  minutes per incident  shall not be computed  toward the maximum allowance, during the terms of this Agreement.

SECTION  6.  When an  employee  wishes  to leave  his post to  engage in a Union activity,  the  employee is required  to advise his or her  supervisor  prior to leaving the job and again when returning to work.

                                   ARTICLE VII
                             NO STRIKES OR LOCKOUTS

SECTION 1. There shall be no strikes,  lockout or work action of any kind or for any reason whatsoever during the term of this Agreement.

SECTION  2.  The  parties  agree  that  as a part of the  consideration  of this contract any and all disputes and any and all claims,  demands or action growing there from or involved  therein shall be by the contracting  parties settled and determined  exclusively by the procedure provided in the Grievance Procedure set forth in Article VI (above).

SECTION 3. If during the life of this  Agreement  any action  occurs which is in violation  of  Section  1 of this  Article  and if  such  action  has  not  been authorized, instigated, engaged in or ratified by the Union, then the Union, its officers  and agents  shall not be held  liable or  responsible  for  damages by reason of such action in  violation  of Section 1 of this  Article if the Union, its officers and agents will take reasonable means (including but not limited to notification  to person (s) involved to discontinue  such action,  forbidding of picket lines,  etc.) to bring an end to such action which violates  Section 1 of this Article.

Any employee (s) engaging in such  unlawful  action in violation of Section 1 of this  Article  are hereby  relieved  of  responsibility  therefore  and shall be subject to disciplinary action.

Section 4. It is agreed that it shall not  constitute a breach of this Agreement for any  employee or Union  member  covered  thereby to refuse to cross a picket line or to refuse to enter upon the premises of the Company if such refusal does not constitute a violation of Sub-section 303 (a) of the Taft-Hartley Act.

                          Agreement Dated June 6, 2005
                         Everlast Fitness Mfg. Corp. And
                   Local 86820, IUE,E,S,M,& F Workers IUE-CWA
               A Division of the Communication Workers of America

                                 Page 10 to 18

                                  ARTICLE VIII
                                   MANAGEMENT

The Management of the Company's plant and works and the direction of its working forces,  including  the right to hire and  relieve  employees  from  active duty because of lack of work or other legitimate  reasons,  and the right to suspend, discipline  or  discharge  for proper cause shall be vested  exclusively  in the
Company, so long as it does not abridge the terms of this Agreement.

                                   ARTICLE IX
                                    VACATIONS
SECTION  1:  Vacation  eligibility  shall  begin  after  720  hours of  service.
Employees  hired as of June 1, 2004 will be given  credit  for  vacation  earned after 720 hours.

SECTION  2:  Vacation  time  will be  provided  by the  Company  based  upon the straight-time  actually  worked  on the job  including  overtime,  but  excludes
Vacation time or other compensation, according to the following schedule:

                                                        THE COMPANY SHALL PAY A
 AS OF SEPT. 1            BUT, AS OF SEPT.              PERCENT OF ALL STRAIGHT
   EMPLOYED                 1 HAS BEEN                    TIME WORKED FOR THE
     NOT                   EMPLOYED LESS                  MONTH PRECEDING THE
  LESS THAN:                   THAN:                     FIRST OF EACH MONTH AS
                                                               FOLLOWS:

  720 Hours       .......     1 year          .......            2%

    1 year        .......     3 years         .......          3.75%

   3 years        .......     5 years         .......          4.25%

   5 years        .......     10 years        .......          5.75%

  10 years        .......     15 years        .......          7.25%

  15 years or
    more...       .......                     .......          8.75%

SECTION 3:  Vacation time will be earned upon  completion of 720 hours  service.
Vacation  time may be taken as it is earned.  Vacation time is earned and posted each week, as listed in Section 2.

                          Agreement Dated June 6, 2005
                         Everlast Fitness Mfg. Corp. And
                   Local 86820, IUE,E,S,M,& F Workers IUE-CWA
               A Division of the Communication Workers of America

                                  Page 11of 18

SECTION 4:
(A) Employees can take up to, and no more than, 10 consecutive  working days off for vacation.  All vacation must be approved by department  supervisor  based on work load, date requested, and seniority.

(B) If an employee is going to take more than 5  consecutive  working  days off, the employee must submit a vacation form one week prior to requested time off.

(C)  Employees  must  roll 24 hours  of  vacation  time  from  year to year.  If employees  have less than 24 hours of vacation  time at the end of the  vacation year then that amount will be rolled over to the next year. Those employees with more than 24 hours of vacation time will be  compensated  with the first regular paycheck after September 1st of each contract year.

(D) All vacation time must be submitted in advance and approved  prior to taking off. If vacation time is not approved normal absentee policies apply.

                                    ARTICLE X
                            LIFE INSURANCE, MEDICAL,
                               DISABILITY BENEFITS

SECTION 1. All Union employees,  excluding any dependents of the employees,  who have been  continuously and actively employed at least 720 hrs shall be eligible for life insurance, medical and disability benefits as provided in the policy in force on February 1, 2002 on the first of the month  following  eligibility,  as provided herein.

SECTION 2. All Union employees who have been  continuously and actively employed at least 720 hours shall be eligible for  "Dependency"  coverage,  as defined by the insurance company, as provided below.

     A)  The employee  shall pay 50% of the cost of this  "Dependency"  hospital and medical coverage and the Company shall pay 50%.

     B)  In  the  event   that  the   insurance   company   requires  a  minimum
         participation   on  the  part  of  the  eligible   employees  for  this
         "Dependency"  coverage to go into effect and if the eligible  employees fail  to  participate  to the  percentage  required  by  the  insurance company,  this coverage will not be put into effect, and all references to  "Dependency"  coverage  will be null and  void and of no force  and effect.

     C)  Those  employees  who desire this  coverage  will be required to sign a wage  deduction  authorization  form so that the  proper  funds  may be withheld in advance  from his or her pay check to enable the Company to pay the proper premiums to the insurance company.

                          Agreement Dated June 6, 2005
                         Everlast Fitness Mfg. Corp. And
                   Local 86820, IUE,E,S,M,& F Workers IUE-CWA
               A Division of the Communication Workers of America

                                 Page 12 of 18

SECTION 3. Any employee, excluding dependents of the employee, who desires to be covered under this life insurance,  medical and disability  benefits plan during his or her period of ineligibility may request inclusion  provided such employee will pay the full cost of the premium in effect for such coverage,  but shall be subject to acceptance by the insurance company.

If the  employee  also  desires to be  covered  under the  "Dependency"  plan as defined by the insurance  company,  then he or she may request inclusion and pay the full  cost of the  premium  for this  coverage,  but  shall  be  subject  to acceptance by the insurance company.

Such employee will be required to sign a payroll deduction authorization form so that the Company may deduct the cost of such  coverage from his or her pay check in order make remittance to the insurance company.

Deductions  will be made  following the request for coverage and coverage  shall commence as soon as the insurance company advises the effective date.

This Section 3 with reference to "Dependency" coverage shall be null and void in the event that less than the  required  minimum  participation  required  by the insurance  company of the eligible  employees  participate in this program,  and those eligible shall be subject to acceptance by the insurance company.

SECTION 4. All Union employees,  excluding any dependents of the employees,  who have been  continuously  and  actively  employed  at least  720  hours  shall be eligible  for  disability  benefits  on the  first  day of the  month  following eligibility.

     A)  An eligible employee who qualifies for this disability protection shall be paid  sixty  (60%)  percent of the  straight  time  earnings  of the employee at the time of disability but not more than two hundred twenty five ($225) dollars per week.

     B)  The  determination  of benefits  shall lie entirely  with the Insurance
         Company which provides this coverage.

SECTION 5. In the event that an employee is absent at least ninety (90%) percent of the time during any sixty (60) day  period,  for any reason  whatsoever,  and whether or not such absence is an excused absence, except due to an injury while at work, he or she will automatically be dropped from all such coverage to which he or she was eligible and such coverage will be cancelled  effective at the end of such sixty (60) day period.  As  prescribed  by law,  such  employee  has the option to continue with medical coverage, for a maximum of eighteen (18) months.
Such a person  must  remit the cost,  plus two (2%)  percent  of this  insurance directly to the  Company.  Such  premiums  must be paid monthly one (1) month in advance.  Nothing herein shall be considered valid if it is contrary to Federal/
State Law.

                          Agreement Dated June 6, 2005
                         Everlast Fitness Mfg. Corp. And
                   Local 86820, IUE,E,S,M,& F Workers IUE-CWA
               A Division of the Communication Workers of America

                                 Page 13 of 18

SECTION 6. In no event  shall the  Company be liable for a refusal or failure of the insurance  company to provide benefits as the  determination of the benefits shall be entirely with a Missouri State accredited  insurance company that shall provide this coverage from time to time.

The Company  reserves the right, at any time, to have the benefits covered under this Article transferred to some other accredited insurance company.

                                   ARTICLE XI
                                  FUNERAL LEAVE

SECTION  1.  Funeral  leave of not more than five (5) days  based upon eight (8)
hours per day during the term of this  Agreement will be granted in the event of a death  of an  employee's  Husband/Wife,  natural,  step or  adopted  Children.
Funeral leave of not more than three (3) days based upon eight (8) hours per day will  be  granted  in the  event  of a  death  of an  employee's  Mother/Father,
Stepmother/   Stepfather,    Grandmother/   Grandfather,    Sister/Brother   and
Grandchildren, legal guardian, or step Brother/Sister or half Brother/Sister, or
Significant Other.

SECTION  2.  Funeral  leave of not more than two (2) days  based  upon eight (8)
hours per day during the term of this  Agreement will be granted in the event of
the  death  of  the  employee's  Mother/Father-in-law,   Son/Daughter-in-law  or
Brother/Sister-in-law.

SECTION 3
     A).  The  maximum  number of  funeral  leave  days that will be paid by the
     Company  to any  employee  for any and all  causes  during the term of this
     Agreement will be ten (10) days, and no payment will be made if an employee is on layoff, excused leave-of-absence, sick leave or not scheduled to work at the time of bereavement.

     B).  Payment  will be made for such  funeral  leave that occurs  during the workweek, Monday to Friday.

     C). In the event of bereavement, the Company, upon request by the employee, will permit the bereavement  leave to commence with the day of death.  Such permission will be granted for all or any part of a regular workday.

SECTION  4.  Payment  will be made only upon  proof of death and the  employee's relationship to the deceased, if required by the Company.

                          Agreement Dated June 6, 2005
                         Everlast Fitness Mfg. Corp. And
                   Local 86820, IUE,E,S,M,& F Workers IUE-CWA
               A Division of the Communication Workers of America

                                 Page 14 of 18

                                   ARTICLE XII
                                  MISCELLANEOUS

SECTION 1. The Company  agrees to furnish a bulletin  board upon which the Union may post notices of meetings and social activities.

SECTION 2. An employee  who is duly  chosen as a delegate to a labor  convention shall be  entitled  to a leave of absence  for the period of time  required  for attendance, without pay.

SECTION 3. Any member in good standing of the Union who loses work while serving on a Jury,  will be paid his or her hourly rate for the  difference  between the compensation  paid  for  jury  service  and  straight  time  pay  for his or her scheduled  working  hours.  The basis for such  payment  differential  shall not exceed  forty (40) hours per  employee  during  the term of this  contract.  The employee  must  present  proof of the amount of pay  received and time spent for jury  service.  Employees who perform Jury Duty and return to work that same day shall have all Jury Duty  hours  counted  as  regular  hrs  worked for  overtime purposes.  Employees  will not be entitled to pay for  overtime  missed for Jury
Duty outside of scheduled work hours.

SECTION 4. The Company shall not  discriminate  against its employees in hiring, discharge,  wages paid, benefits received,  the classification of said employees
because  of  race,  sex,  age,  creed,   religion,   national  origin  or  Union
affiliation.

SECTION 5. Fifteen minute rest period shall be in effect during  mid-morning and an additional Fifteen Minute rest period will be granted during mid-afternoon at such time as shall be designated by the Company.

SECTION 6. If outside  temperature  is above 90 degrees at break  time,  Company agrees to extend break to 20 minutes.

SECTION 7
     A. Supervisors shall not perform regular union work except in the case of a predecament caused by absenteeism,  emergency,  instruction and development of work which employees are not qualified to perform.

     B. Maintenance,  and tool & die supervisor (s) shall be working supervisors with none of the restrictions which apply to production supervisors, except if a present maintenance or tool & die employee is laid off or if he/she is denied,  overtime as had been past practice. If either condition occurs the maintenance, and tool & die supervisor will revert to 7A above.

                          Agreement Dated June 6, 2005
                         Everlast Fitness Mfg. Corp. And
                   Local 86820, IUE,E,S,M,& F Workers IUE-CWA
               A Division of the Communication Workers of America

                                 Page 15 of 18

SECTION  8.  When a Union  representative  of  Local  86820 or any  other  Union employee  is  required  to  accompany  a safety  (OSHA)  inspector  or any other inspector  on a tour of the  Company's  premises,  such  time  lost by the Union representative  or  Union  employee  shall  be paid  for by the  Company  at the employee's  regular pay rate,  except that the Company  shall not be required to pay for such  lost  time in  excess of a total of  twenty-four  (24)  hours,  as applied to the entire unit.

SECTION 9. In the event that an employee is injured on the job, the Company will pay for all  remaining  straight time hours for time lost during the day of such injury.

If it is  necessary  for an  employee  who was injured on the job to revisit the doctor or hospital  as a result of this  injury,  the Company  shall pay up to a maximum of (4) hours of regular pay if such  revisitation  shall take place more than 25 miles from Moberly; or a maximum of two (2) hours of regular pay if such revisitation shall take place less than 25 miles from Moberly. In any event, the employee must work a minimum of two (2) hours during such a day. If the employee fails to work at least two (2) hours in such a day,  the Company  shall not make any payment.

The Company will pay up to eight (8) hours if such  visitation  takes place over
60 miles from Moberly and in such a situation, will not necessitate the two hour attendance rule.

SECTION 10. In the event that the Company safety policy requires  wearing safety shoes,  or in the event that OSHA states  that use of such shoes are  mandatory, the  Company  will pay for 75% of the cost.  If safety  policy  requires  safety glasses the employee will be compensated  100% for  prescription  safety glasses with  examination,  lens  and  frame.  All  purchases  of the  mentioned  safety equipment must have approval from the employee's  supervisor  prior to purchase.
There is a limit of one  purchase of the  mentioned  safety  equipment  every 18 months.

SECTION11.  The Company will match three  percent (3%) of up to six percent (6%)
of the employee's contribution to the Company 401K plan.

                          Agreement Dated June 6, 2005
                         Everlast Fitness Mfg. Corp. And
                   Local 86820, IUE,E,S,M,& F Workers IUE-CWA
               A Division of the Communication Workers of America

                                 Page 16 of 18

                                  ARTICLE XIII
                      ESTABLISHING INCENTIVE TIME ALLOWANCE

SECTION 1. Time allowances on jobs shall not be reduced merely because employees who work on those jobs are  producing at a high  incentive  level from the rates that have been set. They only reason an established time may be changed is:

     A.  When there is a change in  methods,  speeds,  layouts,  feeds,  tooling equipment or any other factor that will effect the time standard.

     B.  When there is a change in design.

     C.  When there is a change in quality requirements.

     D.  When there is a change in materials.

SECTION 2. When the  Company  times a job and set  standards  the  employee  can request a review of the job in  question  by a  Union/Company  designated  third party who will  compare  his  study  with the  Company's  study and if a dispute arises  will be  entitled  to carry the  complaint  through  the  grievance  and arbitration procedure per the agreement.

SECTION  3.  The  Union  will  give  the  Company   advance  notice  before  the
Union/Company  agreed  upon  third  party  schedules  the  review  of the job in question.

SECTION 4. The Union will be entitled to any and all materials used in the third party's establishing of a time standard on the job in question.

                          Agreement Dated June 6, 2005
                         Everlast Fitness Mfg. Corp. And
                   Local 86820, IUE,E,S,M,& F Workers IUE-CWA
               A Division of the Communication Workers of America

                                 Page 17 of 18

                                   ARTICLE XIV
                                TERM OF AGREEMENT

This Agreement shall become  effective on the sixth day of June, 2005 and remain in effect until and  including  June 5, 2009 If either party desires to amend or cancel this  Agreement  at said  expiration  date,  such party shall give to the other  written  notice of such  intention at least sixty (60) days prior to said expiration  date.  In the  absence  of any such  notice,  this  Agreement  shall continue  in effect  until  cancelled  or amended  by sixty (60) days  notice of either party.

IN WITNESS WHEREOF,  the parties have executed this Agreement on the day and the year first written above.

International Union of Electronic,
Electrical, Salaried, Machine and
Furniture Workers, IUE-CWA, A
Division of the Communications

/s/ Jim Cathcart                         /s/ Seth Horowitz
------------------------------           -------------------------------------
Jim Cathcart                             Seth Horowitz, Executive V.P

/s/ Jim Powell                           /s/ Angelo Giusti
------------------------------           -------------------------------------
Jim Powell                               Angelo Giusti, President, Hard Goods

/s/ Pete Berry                           /s/ Ray Stewart
------------------------------           -------------------------------------
Pete Berry                               Ray Stewart,  Vice President Mfg.

/s/ Anna Fink
------------------------------
Anna Fink

/s/ Karen Archer
------------------------------
Karen Archer

/s/ Nancy Sutphin
------------------------------
Nancy Sutphin

/s/ Ben Cupp
------------------------------
Ben Cupp

                          Agreement Dated June 6, 2005
                         Everlast Fitness Mfg. Corp. And
                   Local 86820, IUE,E,S,M,& F Workers IUE-CWA
               A Division of the Communication Workers of America

                                 Page 18 of 18